Exhibit (a)(1)(B)
                             LETTER OF TRANSMITTAL
                          TO ACCOMPANY CERTIFICATE FOR
                  7 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2006

                             TRANS-LUX CORPORATION

                               OFFER TO EXCHANGE
                     UP TO $15,000,000 PRINICPAL AMOUNT OF
    8 1/4% LIMITED CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2012 ("NEW NOTES")
           PURSUANT TO THE OFFERING CIRCULAR DATED FEBRUARY 23, 2004
                                   FOR UP TO
                        $15,000,000 PRINICPAL AMOUNT OF
           7 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2006 ("OLD NOTES")

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH
31, 2004, UNLESS EXTENDED OR EARLIER TERMINATED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

<CAPTIONS>
                             The Exchange Agent is:
                             Wells Fargo Bank, N.A.

 By Regular or Certified Mail:           By Overnight Courier:                         By Hand:
 -----------------------------           ---------------------                         --------
Wells Fargo Bank Minnesota, N.A.       Wells Fargo Bank Minnesota, N.A.        Wells Fargo Corporate Trust
Customized Fiduciary Services          Customized Fiduciary Services           c/o The Depository Trust Company
6th and Marquette, MAC N9303-120       6th and Marquette, MAC N9303-120        1st Floor; TADS Department
Minneapolis, MN  55479                 Minneapolis, MN  55479                  55 Water Street
Attn:  David Bergstrom                 Attn:  David Bergstrom                  New York, NY  10041
                                                 By Facsimile:
                                       (Eligible Guarantor Institutions Only)
                                                 (612) 667-9825
                                            To Confirm by Telephone
                                            or for Information Call:
                                                 (612) 667-7390

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR OLD NOTES.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

<CAPTIONS>
BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES
                       DESCRIPTION OF OLD NOTES TENDERED
Name and Address of Registered Holder          1             2            3
                                         Certificate    Aggregate   Amount of Old
                                         Number(s)      Amount      Notes Tendered
                                         _________________________________________

                                         _________________________________________

                                         _________________________________________
                                         Total:
__________________________________________________________________________________



                    BOXES BELOW TO BE CHECKED AS APPLICABLE


[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OLD NOTES IS BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.



[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OLD NOTES HAS BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW
CERTIFICATE(S).

    Certificate number(s)  ----------------------------------------------------


    Amount represented     ----------------------------------------------------


    You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing amount of Old Notes. See Instruction 12.



    By signing this Letter of Transmittal, you hereby acknowledge that you have received and reviewed the Offering Circular dated February 23, 2004 (the "Offering Circular"), of Trans-Lux Corporation ("Trans-Lux") and this Letter of Transmittal (the "Letter of Transmittal"). The Offering Circular, together with this Letter of Transmittal, constitutes Trans- Lux' offer to exchange (the "Exchange Offer") $1,000 principal amount of its 8 1/4% Limited Convertible Senior Subordinated Notes due 2012 ("New Notes") for each $1,000 principal amount of Trans-Lux' currently outstanding 7 1/2% Convertible Subordinated Notes due 2006 (CUSIP No. 893247 AD 8) ("Old Notes"). Subject to the terms and conditions of the Exchange Offer, Trans-Lux will issue up to $15,000,000 principal amount of its New Notes in exchange for up to $15,000,000 principal amount of its Old Notes, representing approximately 49.7% of the $30,177,000 outstanding principal amount of Old Notes, to the extent such New Notes are properly tendered and not withdrawn prior to the expiration of the Exchange Offer. If more than $15,000,000 principal amount of Old Notes are tendered, Trans-Lux will accept tenders from each tendering Holder of Old Notes on a pro rata basis unless Trans-Lux elects to accept all tendered Old Notes. Trans-Lux will announce any final proration factor within seven business days after the Expiration Date. Trans-Lux reserves the right to extend or terminate the Exchange Offer if any of the conditions set forth in the section of the Offering Circular entitled "The Exchange Offer-Conditions of the Exchange Offer" are not satisfied and to otherwise amend the Exchange Offer in any respect. The Exchange Offer is open to all Holders of Old Notes and is subject to customary conditions. Subject to applicable securities laws and the terms set forth in the Offering Circular, Trans-Lux reserves the right to waive any and all conditions of the Exchange Offer.

    If you decide to tender your Old Notes and Trans-Lux accepts the Old Notes, this will constitute a binding agreement between you and Trans-Lux, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal. Unless you comply with the procedures described in the section of the Offering Circular entitled "The Exchange Offer-Guaranteed Delivery Procedures," you must do one of the following prior to the expiration of the Exchange Offer to participate in the Exchange Offer:

   -- tender your Old Notes by sending the certificates representing your Old Notes, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at one of the addresses set forth above; or

   -- if you hold Old Notes in "street name" through your broker, you should follow the instructions provided by your broker.

    If you are a Holder of Old Notes and wish to tender your Old Notes in the Exchange Offer, but (1) the certificates representing your Old Notes are not immediately available, or (2) time will not permit your certificates or other required documents to reach Wells Fargo Bank, N.A., (the "Exchange Agent") before the expiration of the Exchange Offer, you may tender the Old Notes by following the procedures described in the section of the Offering Circular entitled "The Exchange Offer-Guaranteed Delivery Procedures."

    Only registered Holders of the Old Notes - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Old Notes - are entitled to tender their Old Notes for exchange in the Exchange Offer. If you are a beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Old Notes in the Exchange Offer, you should promptly contact the person in whose name the Old Notes are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates representing your Old Notes, you must either make appropriate arrangements to register ownership of the Old Notes in your name or obtain a properly completed bond power from the person in whose name the Old Notes are registered.

    You must complete this Letter of Transmittal if you are a registered Holder of Old Notes - which term, for purposes of this Letter of Transmittal, includes any participant in the Depository Trust Company's system whose name appears on a security position listing as the owner of the Old Notes - and you wish to tender the certificates representing your Old Notes to the Exchange Agent together with this Letter Of Transmittal.

    In order to properly complete this Letter of Transmittal, you must: (1) complete the box titled "Description of Old Notes Tendered," (2) if appropriate, check and complete the boxes relating to guaranteed delivery and the boxes titled "Special Issuance Instructions" and "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box titled "Sign Here," and
(4) complete the box titled "Substitute Form W-9." By completing the box titled "Description of Old Notes Tendered" and signing below, you will have tendered your New Notes for exchange on the terms and conditions described in the Offering Circular and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.


<CAPTIONS>
                           BOXES BELOW TO BE CHECKED AS APPLICABLE

          SPECIAL ISSUANCE INSTRUCTIONS                           SPECIAL DELIVERY INSTRUCTIONS

          (See Instructions 1, 5 and 6)                           (See Instructions 1, 5 and 6)



TO BE COMPLETED ONLY IF CERTIFICATES FOR                     TO BE COMPLETED ONLY IF CERTIFICATES FOR
OLD NOTES NOT TENDERED OR EXCHANGED OR                       OLD NOTES NOT TENDERED OR EXCHANGED OR
NEW NOTES ARE TO BE DELIVERED TO                             NEW NOTES ARE TO BE ISSUED IN THE NAME OF
SOMEONE OTHER THAN THE REGISTERED                            SOMEONE OTHER THAN THE REGISTERED
HOLDER OF THE OLD NOTES WHOSE NAME(S)                        HOLDER OF THE OLD NOTES WHOSE NAME(S)
APPEAR(S) BELOW OR TO THE REGISTERED                         APPEAR(S) BELOW.
HOLDER AT AN ADDRESS OTHER THAN THAT
SHOWN BELOW.


[ ] 8 1/4% Limited Convertible Senior Subordinated Notes to: [ ] 8 1/4% Limited Convertible Senior Subordinated Notes to:
[ ] 7 1/2% Convertible Subordinated Notes to:                [ ] 7 1/2% Convertible Subordinated Notes to:



Name____________________________________________             Name_________________________________________
              (Please Print)                                             (Please Print)
Address__________________________________________            Address______________________________________
_________________________________________________            _____________________________________________
              (Zip Code)                                                 (Zip Code)

Telephone Number (____)__________________________            Telephone Number (____)_______________________
_________________________________________________            _____________________________________________
  (Tax Identification or Social Security No.)                (Tax Identification or Social Security No.)
            (See Instruction 9)                                        (See Instruction 9)


    CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
                                   ------------------------------------------

    Window Ticket Number (if any)
                                   ------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      -----------------------

    Name of Institution which Guaranteed Delivery
                                                  ---------------------------

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, as described in the Offering Circular and this Letter of Transmittal, I hereby tender to Trans-Lux the amount of Old Notes, described above in the box titled "Description of Old Notes Tendered," in exchange for a like amount of New Notes tendered for exchange.

    I understand that, subject to the terms and conditions of the Exchange Offer, Trans-Lux will issue New Notes in exchange for up to $15,000,000 principal amount of New Notes, representing approximately 49.7% of the number of outstanding Old Notes, to the extent such Old Notes are properly tendered and not withdrawn prior to the expiration of the Exchange Offer. I also understand that, if more than $15,000,000 principal amount of Old Notes are tendered, Trans-Lux will accept tenders from each tendering Holder of Old Notes on a pro rata basis and that Trans-Lux will announce any proration factor within seven business days after the expiration date. I understand that Trans-Lux reserves the right to extend or terminate the Exchange Offer if the conditions set forth in the section of the Offering Circular entitled "The Exchange Offer-Conditions of the Exchange Offer" are not satisfied and to otherwise amend the Exchange Offer in any respect. I understand that the Exchange Offer is open to all Holders of Old Notes and is subject to customary conditions. I agree that, subject to applicable securities laws and the terms set forth in the Offering Circular, Trans-Lux reserves the right to waive any and all conditions of the Exchange Offer.

    Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer - including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment - I hereby sell, assign and transfer to, or upon the order of, Trans-Lux all right, title and interest in and to the Old Notes tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact - with full knowledge that the Exchange Agent is also acting as the agent of Trans-Lux in connection with the Exchange Offer with respect to the tendered Old Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Circular, to (1) deliver certificates representing the tendered Old Notes to Trans-Lux together with all accompanying evidences of transfer and authenticity to, or upon the order of, Trans-Lux, upon receipt by the Exchange Agent, as my agent, of the certificates for New Notes to be issued in exchange for the tendered Old Notes, (2) present certificates representing the tendered Old Notes for transfer, and to transfer the tendered Old Notes on the books of Trans-Lux, and (3) receive for the account of Trans-Lux all benefits and otherwise exercise all rights of ownership of the tendered Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

    I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Old Notes tendered by this Letter of Transmittal and that, when the tendered Old Notes are accepted for exchange, Trans-Lux will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Old Notes are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by Trans-Lux or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Notes tendered by this Letter of Transmittal. I have read and I agree to all of the terms of the Exchange Offer.

    The name(s) and address(es) of the registered Holder(s) - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the Holder of the Old Notes - of the Old Notes tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Old Notes. The certificate number(s) and the Old Notes that I wish to tender are indicated in the appropriate boxes set forth above.

    Unless I have otherwise indicated by completing the box titled "Special Issuance Instructions" above, I hereby direct that the New Notes be issued in the name(s) of the undersigned. Similarly, unless I have otherwise indicated by completing the box titled "Special Delivery Instructions," I hereby direct that the certificates for the New Notes be delivered to the address shown below my signature.

    If I have (1) tendered any Old Notes that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more Old Notes than I wish to tender, unless I have otherwise indicated by completing the boxes titled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any Old Notes that are not tendered or not exchanged should be issued in the name of the undersigned, and delivered to the address shown below my signature, at Trans-Lux' expense, promptly following the expiration or termination of the Exchange Offer.

    I understand that if I decide to tender Old Notes and Trans-Lux accepts the Old Notes for exchange, this will constitute a binding agreement between Trans-Lux and me, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal.

    I also recognize that under certain circumstances described in the section of the Offering Circular titled "The Exchange Offer-Conditions of the Exchange Offer," Trans-Lux may not be required to accept for exchange any Old Notes tendered by this Letter of Transmittal.

    All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Offering Circular, this tender is irrevocable.


                                   SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                  (Please complete substitute Form W-9 below)
     (NOTE:  SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

This Letter of Transmittal must be signed by (1) the registered Holder(s) - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the Holder of the Old Notes - exactly as the name(s) of the registered Holder(s) appear(s) on the certificate(s) for the Old Notes tendered or on the register of Holders maintained by Trans-Lux, or (2) any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal - including any opinions of counsel, certifications and other information as may be required by Trans-Lux for the Old Notes to comply with the restrictions on transfer, if any, applicable to the Old Notes. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                  Signature(s) of Existing Old Note Holder(s)

Dated: ___________________, 2004

Name(s)
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please Print)

Capacity
         ----------------------------------------------------------------------

Address

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   (Zip Code)

Tax Identification or Social Security No.
                                         --------------------------------------
                                                   (See Instruction 9)

Area Code and Telephone No.
                            ---------------------------------------------------

-------------------------------------------------------------------------------
                            Signature(s) Guaranteed
                        (See Instruction 2, if required)

Eligible Guarantor Institution
                              -------------------------------------------------
Official Signature
                   ------------------------------------------------------------
Dated: ___________________, 2004


<CAPTIONS>
                                         PAYOR'S NAME:  WELLS FARGO BANK, N.A.
SUBSTITUTE
FORM W-9
Department of the Treasury
Internal Revenue Service                 Name_________________________________________________________
                                         Address______________________________________________________
                                                ______________________________________________________
                                                              (Number and Street)
                                          ____________________________________________________________
                                             (Zip Code)          (City)             (State)
Payor's Request for
Taxpayer Identification
Number ("TIN")                            Part 1(a) - PLEASE PROVIDE YOUR TIN      TIN______________________
                                          IN THE BOX AT RIGHT AND CERTIFY BY       __________________________
                                          SIGNING AND DATING BELOW                 (Social Security Number of
                                                                                  Employer Identification Number)
                                          _______________________________________________________________________
                                          Part 1 (b) - PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE
                                          APPLIED FOR, AND ARE AWAITING RECEIPT OF YOUR TIN     [ ]
                                          _______________________________________________________________________
                                          Part 2 - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                          PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS)
                                          _______________________________________________________________________
                                          Part 3 - CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY
                                          THAT (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (Y) I am not subject to backup withholding because:  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup with holding, and (2) I am a U.S. person (including a
                                          U.S. resident alien).

                         Sign Here        SIGNATURE:
                                                    ---------------------------------------------------------------
                                          DATE:
                                                    ---------------------------------------------------------------



    Certification of Instructions - You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (Y).

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Payor by the time of payment, 30% of all reportable payments made to me pursuant to the Exchange Offer will be withheld.

 -----------------------------------------     --------------------------------
              Signature                                    Date


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

                                  INSTRUCTIONS

        (Forming Part of the Terms and Conditions of the Exchange Offer)


1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures

    You must complete this Letter of Transmittal if you are a Holder of Old Notes - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the Holder of the Old Notes - and you wish to tender certificates representing your Old Notes to the Exchange Agent together with this Letter of Transmittal. In order to constitute a valid tender of your Old Notes, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses set forth above prior to the expiration of the Exchange Offer:
(1) certificates representing the Old Notes, in proper form for transfer, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and (3) all other documents required by this Letter of Transmittal.

    If you are a Holder of Old Notes and wish to tender your Old Notes, but (1) the certificates representing your Old Notes are not immediately available, or
(2) time will not permit the certificates or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three American Stock Exchange, Inc. ("AMEX") trading days after the date of execution of the Notice of Guaranteed Delivery: (a) the certificates for all physically tendered Old Notes, in proper form for transfer, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice.

    The method of delivery of certificates for Old Notes, Letters of Transmittal, and all other required documents is at your election. If you deliver your Old Notes by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. Please send certificates for Old Notes, Letters of Transmittal, or other required documents to the Exchange Agent at one of the addresses set forth above. Please do not send these documents to Trans-Lux.

    Trans-Lux will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of this Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

2.  Guarantee of Signatures

    No signature guarantee on this Letter of Transmittal is required if:

    (a) this Letter of Transmittal is signed by the registered Holder which term
- for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Old Notes - tendered with this Letter of Transmittal, unless such Holder(s) has completed either the box titled "Special Issuance Instructions" or the box titled "Special Delivery Instructions" set forth above, or

    (b) the Old Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

    In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

    An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") means:

   --  Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

   -- Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

   --  Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
Act);

   -- National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

   -- Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

3.  Inadequate Space

    If the space provided in the box titled "Description of Old Notes Tendered" is inadequate, the certificate number(s) and/or the amount of Old Notes and any other required information may be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.  Partial Tenders and Withdrawal Rights

    If you are tendering less than all of the Old Notes evidenced by any certificate you are submitting, please fill in the amount of Old Notes which are to be tendered in column 3 ("Amount of Old Notes Tendered" of the box titled "Description of Old Notes Tendered." In that case, unless you have otherwise indicated by completing the boxes titled "Special Issuance Instructions" or "Special Delivery Instructions," new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent to the registered Holder of the Old Notes, promptly after the expiration of the Exchange Offer. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided in this Letter of Transmittal, tenders of Old Notes may be withdrawn at any time prior to the Expiration Date of the Exchange Offer. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses set forth above. Any notice of withdrawal must specify the name of the Holder who tendered the Old Notes to be withdrawn, identify the New Notes to be withdrawn, including the amount of Old Notes, and, where certificates representing Old Notes have been delivered, specify the name in which the Old Notes are registered, if different from that of the withdrawing Holder. If certificates representing Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the Holder is an Eligible Guarantor Institution. All questions as to the validity, form and eligibility - including time of receipt - of such notices will be determined by Trans-Lux. Any such determination will be final and binding. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered Holder without cost to that Holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered at any time prior to the expiration of the Exchange Offer by following one of the procedures described in the section of the Offering Circular entitled "The Exchange Offer-How To Tender Old Notes."

5.  Signatures on Letter of Transmittal, Assignments and Endorsements

    If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Old Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered Holders.

    When this Letter of Transmittal is signed by the registered Holder(s) of Old Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless the New Notes are to be issued in the name of a person other than the registered Holder(s). If the New Notes are to be issued in the name of the person other than a registered Holder(s), signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

    If a person or persons other than the registered Holder(s) of the Old Notes signs the Letter of Transmittal, certificates representing the Old Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered Holder(s) that appears on the certificates representing the Old Notes and also must be accompanied by any opinions of counsel, certifications and other information as Trans-Lux may require in accordance with the restrictions on transfer, if any, applicable to the Old Notes. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

    If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates representing the Old Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

6.  Special Issuance and Delivery Instructions

    If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if the New Notes are to be delivered to someone other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates representing New Notes not exchanged will be returned by mail. See Instruction 4.

7.  Irregularities

    All questions as to the validity, form, eligibility - including time of receipt - and acceptance of Old Notes tendered for exchange will be determined by Trans-Lux in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Old Notes improperly tendered or to not accept any Old Notes, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Old Notes either before or after the expiration of the Exchange Offer - including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the expiration of the Exchange Offer - including the terms and conditions of this Letter of Transmittal and the accompanying instructions - will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent, nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor will we have any liability for failure to give such notification.

8.  Questions, Requests for Assistance and Additional Copies

    Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number set forth on the front of this Letter of Transmittal at the address and telephone numbers set forth in the Offering Circular. Additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.  Backup Withholding; Substitute Form W-9

    Under U.S. federal income tax law, a Holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with the Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the IRS may subject the Holder or other payee to a $50 penalty. In addition, cash payments, if any, to such Holders or other payees with respect to the Old Notes exchanged in the Exchange Offer may be subject to 30% backup withholding.

    The box in Part 1(b) of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1(b) is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 1(b) is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

    The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates of the Old Notes.

    Certain Holders - including, among others, corporations, financial institutions and certain foreign individuals, - may not be subject to these backup withholding and reporting requirements. These Holders should nevertheless complete the Substitute Form W-9 above, and write "Exempt" in Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding.
In order for a foreign person to qualify as an exempt recipient, such individual must submit a properly completed IRS Form W-8BEN signed under penalties of perjury, attesting to that Holder's exempt status.

    Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.  Waiver of Conditions

    Trans-Lux' obligation to complete the Exchange Offer is subject to the conditions described in the section of the Offering Circular entitled "The Exchange Offer-Conditions of the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

11.  No Conditional Tenders

    No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Old Notes for exchange.


12.  Lost, Destroyed or Stolen Certificates

    If any certificate(s) representing Old Notes have been lost, destroyed or stolen, the Holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

13.  Transfer Taxes

    You will not be obligated to pay any transfer taxes in connection with the tender of Old Notes in the Exchange Offer unless you instruct us to register Old Notes in the name of, or request that Old Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering Holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no New Notes will be issued until such evidence is received by the Exchange Agent.

    IMPORTANT: Unless you comply with the Guaranteed Delivery Procedures described above, this Letter of Transmittal (or a facsimile of this Letter of Transmittal), and all other required documents must be received by the Exchange Agent prior to the expiration of the Exchange Offer.


<CAPTIONS>
                                  Delivery To: Wells Fargo Bank, N.A., Exchange Agent

   By Regular or Certified Mail:             By Overnight Courier:                      By Hand:
   -----------------------------             ---------------------                      --------
Wells Fargo Bank Minnesota, N.A.          Wells Fargo Bank Minnesota, N.A.       Wells Fargo Corporate Trust
Customized Fiduciary Services             Customized Fiduciary Services          c/o The Depository Trust Company
6th and Marquette, MAC N9303-120          6th and Marquette, MAC N9303-120       1st Floor; TADS Department
Minneapolis, MN  55479                    Minneapolis, MN  55479                 55 Water Street
Attn:  David Bergstrom                    Attn:  David Bergstrom                 New York, NY  10041
                                                     By Facsimile:
                                         (Eligible Guarantor Institutions Only)
                                                     (612) 667-9825
                                                To Confirm by Telephone
                                                or for Information Call:
                                                     (612) 667-7390

     Delivery of a Letter of Transmittal to an address other than the address listed above or transmission of instructions by facsimile other than as set forth above is not valid delivery of the Letter of Transmittal.